Cabana Target Drawdown 10 ETF SCHEDULE OF INVESTMENTS	January 31, 2022 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS – 99.6%
COMMODITY – 9.6%
Goldman Sachs Physical Gold ETF*(a)	4,254,566	$76,092,913
EQUITY – 50.7%
Invesco Nasdaq 100 ETF	552,367	82,473,917
SPDR Dow Jones Industrial Average ETF Trust	227,917	80,017,100
Vanguard Consumer Staples ETF	404,535	79,187,726
Vanguard Health Care ETF	328,004	80,472,501
Vanguard Utilities ETF	532,871	80,543,452
		402,694,696
FIXED INCOME – 39.3%
Vanguard Intermediate-Term Bond ETF	909,434	78,002,154
Vanguard Intermediate-Term Treasury ETF	1,192,351	78,003,603
Vanguard Long-Term Bond ETF	793,119	78,146,015
Vanguard Long-Term Treasury ETF	909,053	78,278,554
		312,430,326
TOTAL EXCHANGE-TRADED FUNDS
(Cost $795,066,004)		791,217,935

SHORT-TERM INVESTMENTS – 0.5%

Invesco Government & Agency Portfolio - Institutional Class, 0.03%(b)	3,959,077	3,959,077
TOTAL SHORT TERM INVESTMENTS
(Cost $3,959,077)		3,959,077
TOTAL INVESTMENTS – 100.1%
(Cost $799,025,081)		795,177,012
Liabilities in Excess of Other Assets – (0.1%)		(664,410)
TOTAL NET ASSETS – 100.0%		$794,512,602

*	Non-income producing security.

(a)	Affiliated issuer.
(b)	The rate is the annualized seven-day yield at period end.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal period to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
Goldman Sachs Physical Gold ETF	$–	$81,647,489	$(4,631,360)	$(56,561)	$(866,655)	$76,092,913	4,254,566	$–	$–